                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 1, 2013

                          MANAGED FUTURES PREMIER AVENTIS II L.P.
             (Exact name of registrant as specified in its charter)

   New York                     000-52602                       20-2718952
--------------                 ------------------                  ------------------
(State or other           (Commission File         (IRS Employer
jurisdiction of               Number)                  Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                           522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (855)672-4468

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On September 1,  2013,  the  registrant  issued 1,965.3370 units of limited partnership interest (“Units”)  in  exchange  for $2,781,030  in a transaction  that was not  registered under the Act. The Units were issued in reliance upon applicable  exemptions  from registration  under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       MANAGED FUTURES PREMIER AVENTIS II L.P.
       By: Ceres Managed Futures LLC, General Partner

By  /s/  Alper Daglioglu
               ------------------------
               Alper Daglioglu
               Director

       By  /s/ Damian George
               ------------------------
               Damian George
               Chief Financial Officer and Director

Date:  September 5, 2013

                       Ceres Managed Futures LLC
                        522 Fifth Avenue - 14th Floor
                           New York, NY 10036

September 5, 2013
VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Managed Futures Premier Aventis II L.P.
            Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Managed Futures Premier Aventis II L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the "Commission"),  we
transmit herewith for filing with the  Commission  via EDGAR a Current Report on
Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission’s staff have any questions or comments with respect to this filing, please contact the undersigned at (212) 296-1296.

Very truly yours,

/s/ Delores Jaramillo
    -------------
    Delores Jaramillo